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                                                                EXHIBIT 99.4
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                                                            AS OF DECEMBER 7, 2006

As used herein,  "we", "us", and "our" refers to Atwood Oceanics,  Inc. and its subsidiaries,  except where the context indicates otherwise.  Statements  contained in this Fleet Status Report,  including  information  regarding our estimated rig availability, contract duration,  future dayrates,  future daily operating costs, future effective tax rates, customer or  contract  status are forward-looking  statements.  These  statements  reflect  management's  reasonable  judgment  with  respect to future  events.
Forward-looking statements  involve risks and  uncertainties.  Actual results could differ materially from those anticipated as a result of various factors  including:  our dependence on the oil and gas industry; the risks involved in upgrade,  repair and construction of our rigs; competition;  operating risks; risks involved in foreign operations;  risks associated with possible disruptions  in operations  due to terrorism;  risks  associated  with a possible  disruption in operations due to the war with
Iraq and  governmental  regulations  and environmental  matters.  A list of additional  risk factors can be found in our annual report on Form 10-K for the year ended  September 30, 2005,  filed with the  Securities and Exchange  Commission.  All  information in this Fleet Status Report is as of the date indicated  above.  We undertake no duty to update the content of this Fleet Status
Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW

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                                                                                      AVERAGE PER DAY
                                                  ESTIMATED       ESTIMATED          OPERATING COSTS (NOT
           RATED                                  CONTRACT        CONTRACT            INCLUDING TAX) FOR         ADDITIONAL
RIG        WATER    LOCATION      CUSTOMER        END DATE        DAYRATE             THE THREE MONTHS            COMMENTS
NAME       DEPTH                                                                     ENDED SEPTEMBER 30,
                                                                                       2006/MONTH OF
                                                                                        SEPTEMBER 30,
                                                                                          2006 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD     5000'    Australia     BHP BILLITON    FIRM WORK -      8 wells at $158,000    $85,000/73,000   Wells are subject to a
EAGLE                             PETROLEUM PTY   (10 wells)       1 well at $168,000                      change in sequence and
                                  ("BHPB")        August 2007      1 well at $150,000                      a portion of the dayrate
                                                                                                           is subject to some
                                                                                                           change due to currency
                                                                                                           exchange rate variance.

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                    Australia     ENI Spa AGIP    FIRM WORK -      $360,000                N/A             We expect the well to
                                  EXPLORATION &   (1 well)                                                 take 40 to 45 days to
                                  PRODUCTION      December 2007                                            complete.
                                  DIVISION        (assuming that all
                                  ("ENI")         of the above option
                                                  wells are drilled)

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                    Australia     WOODSIDE        FIRM WORK -      $405,000                N/A             A portion of the dayrate
                                  ENERGY LTD      (2 years)                                                is subject to some change
                                                  December 2009                                            due to currency exchange
                                                  (assuming that all of                                    rate variance.
                                                  the above option
                                                  wells are drilled)

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                    Australia      N/A            N/A               N/A                    N/A             The rig could be off
                                                                                                           dayrates for ten to
                                                                                                           fourteen days during the
                                                                                                           first quarter of fiscal
                                                                                                           year 2008 for required
                                                                                                           regulatory inspections
                                                                                                           and  maintenance.

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ATWOOD     5,000'  Mauritania/     WOODSIDE       FIRM WORK -       $240,000           $64,000/57,000      Operating costs are
HUNTER             Libya                          April/May 2008    (Mauritania)       (Operating costs    expected to be
                                                                    $245,000 (Libya)   were higher than    be $55,000 to $60,000
                                                                    (The rig incurred  normal for the      per day while working in
                                                                    two (2) days of    three months ended  Mauritania/Libya;
                                                                    zero rate in       September 30, 2006  however, costs could be
                                                                    October 2006 due   due to higher       higher duing any
                                                                    to an equipment    costs incurred      location period.
                                                                    repair issue.)     during the period
                                                                                       that the rig was
                                                                                       relocated from
                                                                                       Egypt to
                                                                                       Mauritania.)



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                   Mauritania      N/A            N/A               N/A                N/A                  The rig is expected to
                                                                                                            be off dayrate for ten
                                                                                                            to fourteen days during
                                                                                                            December 2006 for
                                                                                                            required regulatory
                                                                                                            inspections and
                                                                                                            maintenance.

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                   TBD            WOODSIDE        OPTIONS -         TBD                 N/A
                                                  Two (2) six-month
                                                  options.

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ATWOOD     5,000'  Malaysia       SARAWAK SHELL   FIRM WORK -      $93,200              $56,000/$85,000      (The $24 million Shell
FALCON                            BERHAD          (2 wells)        (The rig incurred    (Due to expensing    reimbursement is being
                                  ("SHELL")       January 2007     four (4) days of     certain costs        amortized as revenues
                                                                   zero rate at the     incurred in the      over the remaining firm
                                                                   end of its shipyard  shipyard, operating  contract commitment
                                                                   period due to        costs were high for  following the upgrade
                                                                   weather related      the month and three  (32 months)which will
                                                                   days  and another    (3) months ended     increase dayrate
                                                                   three (3) days of    September 30, 2006.  revenues by
                                                                   zero rate after      Also, due to         approximately $24,000.)
                                                                   leaving the          expensing certain
                                                                   shipyard due to      costs incurred during
                                                                   final testing        the shipyard period
                                                                   and commissioning    subsequent to
                                                                   of new equipment.)   September 30, 2006,
                                                                                        we now expect
                                                                                        operating costs for
                                                                                        the ATWOOD FALCON in
                                                                                        the first quarter of
                                                                                        fiscal year 2007 to
                                                                                        be between $8 million
                                                                                        and $9 million.)

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                    Malaysia     SHELL            FIRM WORK -      $113,000             N/A
                                                  July 10, 2007

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                    Malaysia     SHELL            FIRM WORK -      $160,000/            N/A                  Most of the work during
                                                  (2 years)        $200,000 (dayrate                         this period is expected
                                                  July 2009        depends on water depth                    to be at the $160,000
                                                                   of each well)                             dayrate level.

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                    Malaysia     SHELL            OPTION -         TBD                  N/A
                                                  (1 year)

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ATWOOD     2,000'   Turkey      TOREADOR          FIRM WORK -      $125,000             $44,000/$49,000      TOREADOR will drill its
SOUTHERN                        TURKEY            (3 wells)        (The rig incurred    (During the rig's    last well after the
CROSS                           LIMITED           February  2007   two (2) days of      relocation to the    MELROSE program is
                                ("TOREADOR")                       zero rate in         Black Sea in         completed.  The dayrate
                                                                   November due to      October 2006,        for the last well will
                                                                   an equipment         operating costs      be $135,000.
                                                                   repair issue.)       were expected to
                                                                                        average around
                                                                                        $60,000 per day.
                                                                                        Some of this
                                                                                        excess costs were
                                                                                        offset by receipt of
                                                                                        a $300,000
                                                                                        mobilization fee.)

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                     Bulgaria   MELROSE RESOURCES  FIRM WORK -     $125,000             N/A
                                ("MELROSE")        (3 wells)
                                                    May 2007

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                     Bulgaria   MELROSE            OPTIONS -       $125,000             N/A
                                                   (2 wells)
                                                   July 2007 (if both
                                                   option wells are
                                                   drilled)

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                     Turkey     TURKIYE P          FIRM WORK -     $290,000             N/A
                                PETROLLERI A.O.    (3 wells)
                                ("TPAO")           October 2007
                                                   (assuming above
                                                   option wells are
                                                   drilled)

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                     Turkey     TPAO               OPTIONS -       $320,000             N/A                  If TPAO exercises their
                                                   (3 wells)                                                 options, the well
                                                   January 2008                                              sequence for TPAO
                                                   (assuming                                                 option wells and
                                                   MELROSE                                                   VANCO wells could
                                                   option wells drilled                                      change.
                                                   and TPAO exercises
                                                   options to drill all
                                                   three option wells)

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                     Ukraine    VANCO              FIRM  WORK -    $305,000             N/A                  See above
                                INTERNATIONAL LTD. (1 well)
                                ("VANCO")          March 2008 (assuming
                                                   MELROSE and
                                                   TPAO options are
                                                   exercised)
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                     Ukraine    VANCO              OPTIONS -       $325,000             N/A                  See above
                                                   (1 well)
                                                   April 2008
                                                   (assuming MELROSE,
                                                   TPAO and VANCO
                                                   options are all
                                                   exercised)

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CANTILEVER JACK-UPS:

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ATWOOD     400'    Mobilization GUJARAT STATE    FIRM WORK -       $110,000             $29,000/$28,000
BEACON             to India     PETROLEUM        December 2006
                                CORPORATION LTD  (Mobilization is
                                ("GSPC")         expected to take 17
                                                 days.)

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                   India        GSPC             FIRM WORK -        $113,000            N/A
                                                 (13 months)
                                                 January 2008

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                   India        GSPC             FIRM WORK -        $133,500            N/A
                                                 (12 months)
                                                 January 2009

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                   India        GSPC             OPTIONS - (1 year)  TBD                N/A



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VICKSBURG  300'    Thailand     CHEVRON          FIRM WORK -         $94,500            $36,000/$40,000
                                OVERSEAS         (8 months)
                                PETROLEUM        June 2007
                                ("CHEVRON")

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                   Thailand     CHEVRON          FIRM WORK -         $154,000           N/A
                                                 (2 years)
                                                 June 2009

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                   Thailand     N/A              N/A                  N/A               N/A                  The rig could be off
                                                                                                             dayrate for ten to
                                                                                                             fourteen days during
                                                                                                             the first quarter of
                                                                                                             fiscal year 2008
                                                                                                             for required regulatory
                                                                                                             inspections and
                                                                                                             maintenance.

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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK    1,800'  Equatorial AMERADA HESS       FIRM WORK -         $68,430               Average per day    Contract provides for
                   Guinea     EQUATORIAL GUINEA, (2 years)           (plus approximately   operating costs    dayrate increases
                              INC. ("HESS")      September 2008      $19,000 of amortized  during September   based upon certain
                                                                     per day revenue.)     2006 were $72,000. cost escalations
                                                                                           (Operating costs   beginning with the
                                                                                           were high in       second year of the
                                                                                           September due to   contract.
                                                                                           the start of
                                                                                           drilling operations.
                                                                                           Ongoing normal
                                                                                           operating costs are
                                                                                           expected to be around
                                                                                           $45,000 per day.  In
                                                                                           addition to the
                                                                                           expected daily
                                                                                           operating costs of
                                                                                           $45,000 , there will
                                                                                           be another $16,000 of
                                                                                           amortized daily costs
                                                                                           which will be more
                                                                                           than offset by
                                                                                           approximately
                                                                                           $19,000  of amortized
                                                                                           daily revenue.)

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                   Equatorial   HESS              OPTIONS -          $68,430               N/A                  Dayrate subject to
                   Guinea                         (2 years)                                                     incrase due to
                                                  September 2010                                                contract cost
                                                  (if all four                                                  escalations.
                                                  six-month options are
                                                  exercised)

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SUBMERSIBLE:

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RICHMOND   70'     US Gulf of   HELIS OIL & GAS   FIRM WORK -         $80,000              $33,000/40,000
                   Mexico       ("HELIS")         (4 wells remaining,
                                                  including current
                                                  well) May/June  2007
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                   US Gulf of   HELIS             OPTIONS -           TBD                   N/A
                   Mexico                         September/October 2007
                                                  (one option for four
                                                  additional wells)

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                   US Gulf of   N/A                N/A                 N/A                  N/A               The rig could be off
                   Mexico                                                                                     dayrate for ten to
                                                                                                              fourteen days during
                                                                                                              the first quarter of
                                                                                                              fiscal year 2008
                                                                                                              for required
                                                                                                              regulatory
                                                                                                              inspections and
                                                                                                              maintenance.
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MANAGEMENT CONTRACT

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NORTH    N/A       Australia   WOODSIDE          FIRM WORK -         Daily margin of                         The management contract
RANKIN 'A'                                       May 2007            around $5,000                           contract could
                                                                                                             terminate in May 2007.
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NOTE - EXPECTED TAX RATE

         1) The effective tax rate for the fourth quarter of fiscal year 2006 was 17%, with an effective tax rate of  6% for fiscal year 2006. The effective tax rate for fiscal year 2007 is now expected to be 15% to 20%.  Virtually all of the Company's tax provision for fiscal year 2006 and expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions.
Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

        2)  Other Drilling Costs in Addition to the Above Rig Costs -

                   PER DAY FOR THREE MONTHS ENDED SEPTEMBER 2006       $21,000



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